Exhibit 99.1

Twelve Seas Investment Company II Announces Receipt of Notice from Nasdaq Regarding Late Filing of Annual Report on Form 10-K

New York, NY, May 02, 2024 (GLOBE NEWSWIRE) -- Twelve Seas Investment Company II (NASDAQ): TWLV) (the “Company”) today announced that it has received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) as a result of its failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”). The Notice advised the Company that it was not in compliance with Nasdaq’s continued listing requirements under the timely filing criteria established in Nasdaq Listing Rule 5250(c)(1).

As reported by the Company in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2024, the Company was unable to file its Form 10-K within the prescribed time period without unreasonable effort or expense. The extension period provided under SEC Rule 12b-25 expired on April 16, 2024. The Company is working diligently to complete the necessary work to finalize and file the Form 10-K as soon as practicable.

Pursuant to the Notice, the Company had seven days, or until April 30, 2024, to request a stay of the suspension and delisting of the Company’s securities, pending a Hearings Panel decision. The Company presented their views at the hearings conference today. There can be no assurance that, following the hearing, such a stay will be granted or that the Company will be able to regain compliance with all applicable requirements for continued listing. If the trading of the Company’s securities is suspended, the Company’s securities will cease to be quoted on Nasdaq and may be traded on the over-the-counter market.

About Twelve Seas Investment Company II

Twelve Seas Investment Company II, a Delaware corporation, is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. While the Company may pursue an initial business combination target in any business, industry or geographic location, it is focusing its search on global companies located outside the United States, primarily in the Pan-Eurasian region, including Western Europe, Eastern Europe and the Middle East. The Company also considers prospective targets located in the United States, but which are owned by non-U.S. shareholders, including sovereign wealth funds, family offices or industrial conglomerates headquartered in the Pan-Eurasian region. The Company’s management team has an extensive track record of creating value for stockholders by acquiring attractive businesses at disciplined valuations, investing in growth while fostering financial discipline and ultimately improving financial results.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors sections of the Company’s filings with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

Dimitri Elkin
Twelve Seas Investment Company II
delkin @twelveseascapital.com